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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Star Technologies, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                            STAR TECHNOLOGIES, INC.

                               AUGUST 21, 1997

               - Please Detach and Mail in the Envelope Provided -


A  /X/  PLEASE MARK YOUR
        VOTES AS IN THIS
        EXAMPLE.


                 FOR     WITHHOLD    NOMINEES:  Robert C. Compton
1. Election of   / /       / /                  Carl E. Ravin
   two (2)
   Directors


(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list to the right.)

The shares represented by this proxy will be voted according to the directions indicated hereon, or, IF NO DIRECTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH ITEM OF BUSINESS.

IT IS UNDERSTOOD THAT THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO THE UNDERSIGNED. THE PROXIES INTEND TO VOTE THE SHARES REPRESENTED BY THIS PROXY ON SUCH MATTERS, IF ANY, AS DETERMINED BY THE BOARD OF DIRECTORS.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                Will attend    / /
                                    meeting

SIGNATURE ____________________  DATE __________  SIGNATURE _________________________  DATE __________
                                                           SIGNATURE IF HELD JOINTLY


NOTE: This Proxy must be signed exactly as name appears hereon. When shares are being held by joint tenants, both shall sign. Executors, administrators, trustees, guardians and others signing in a representative capacity, and attorneys, should indicate that they sign in a representative capacity. Attorneys should attach powers of attorney. If the signer is a corporation, please sign full corporate name by duly authorized officer.

                            STAR TECHNOLOGIES, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR ANNUAL MEETING OF STOCKHOLDERS, AUGUST 21, 1997

     The undersigned hereby appoint(s) Brenda A. Potosnak and Judy Pistilli, or either of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution, to act and to vote at the Annual Meeting of Stockholders of STAR TECHNOLOGIES, INC. (the "Company"), to be held at the Holiday Inn at 1000 Sully Road, Sterling, Virginia, on August 21, 1997, at 11:00 a.m., Eastern Daylight Time, and at any adjournments of said meeting, the shares of common stock or preferred stock of the Company in the name of the undersigned or that the undersigned may be entitled to vote, upon the matters set forth on the reverse, in accordance with and as more fully described in the Notice and accompanying Proxy Statement for said meeting, receipt of which is hereby acknowledged.

                   (Continued and to be signed on other side)